--------------------------------------------------------------------------------
                                   MORGAN STANLEY
                                 GLOBAL OPPORTUNITY
                                  BOND FUND, INC.
--------------------------------------------------------------------------------



                                THIRD QUARTER REPORT
                                 SEPTEMBER 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER





                                   MORGAN STANLEY
                         GLOBAL OPPORTUNITY BOND FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1998, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -27.84% compared to -9.73% for the Fund's benchmark (described below). For the one year ended September 30, 1998 and for the period since the Fund's commencement of operations on May 27, 1994 through September 30, 1998, the Fund's total return, based on net asset value per share was -29.95% and 25.40%, respectively, compared to -10.26% and 46.69%, respectively for the benchmark. The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. Prior to 1998, the Fund used a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weightings in these assets classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. At September 30, 1998, the Fund's investments in debt instruments was comprised of 60% emerging markets debt securities and 40% U.S. high yield securities.


On September 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $8 7/8, representing a 2.8% discount to the Fund's net asset value per share.

For the three months ended September 30, 1998, the Fund had a total return based on net asset value per share of -27.14% compared to -11.73% for the benchmark. The Fund's decline since January 1, 1998, highlights the fact that the vast majority of the negative price action has occurred during the third quarter.

In August, investor sensitivity to deteriorating credit fundamentals and a worsened global environment for emerging countries reached a breakpoint and precipitated the largest and broadest sell-off in emerging market debt history. The sell-off transitioned from a focus on fundamentals to a technically driven liquidation when Russia defaulted on its domestic debt (ruble denominated Treasury bills) on August 17. The Russian restructuring forced many market participants to sell non-Russian assets to meet margin calls, thereby contaminating all emerging countries and causing widespread contagion. Spreads on the broad emerging market debt benchmark widened by 861 basis points during that month while high yield spreads widened to over 600 basis points, levels not seen in the market in many years.

There have been several global events that have created a more precarious investment environment over the course of this year.

Those events include:

- The continued policy paralysis and deepening recession in Japan, which have raised fears of currency devaluation in China, and a prolonged Asian recession.

- The collapse of the oil and commodity prices caused difficulty for several emerging market countries particularly, Russia, Venezuela, Chile and Ecuador.

-    The decline of the U.S. equity markets this summer.

-    The decline of emerging markets equity by over 38% year to date.

After having been underweight Russia in the spring, our investment strategy included accumulating Russian debt in May and June because we felt the market had overshot and was mispricing Russian risk. In retrospect, we underestimated the risk associated with Russian assets. We had assigned a low probability to the scenario in which Russia would devalue its currency and default on its domestic debt. Much to our dismay, this scenario was played out.

From late July to mid-August the market sold off, due to both fundamental and technical reasons. Hedge funds, trading desks and other leveraged market participants were forced to liquidate to meet margin calls due to large losses in ruble denominated debt.

 As the prices for all Russian bonds fell (the Russian U.S. dollar debt bond index returned -78% as of August 31, 1998 year to date), the Russian banks came under considerable stress because of the decline in their asset portfolios and a decrease in the amount of funds available to the them. On August 17, 1998 Russia announced:

-    The ruble would float within a wider band (an effective devaluation).

- The Russian domestic debt (GKO and OFZ's) which is scheduled to mature before December 31, 1999 would be restructured.

- A 90 day moratorium on payment of foreign debts held by major Russian banks.

All of the Russian bonds owned by the Fund are denominated in U.S. dollars and are not in default. They are also not subject to the short term debt moratorium imposed in mid-August and the Russian government has reiterated its intention to continue to service its U.S. dollar denominated debt.

While the Russian debt owned by the Fund is not directly affected by the devaluation of the ruble, the devaluation is a symptom of the poor health of the Russian economy. The value of the U.S. dollar bonds fell dramatically in August and are currently trading at distressed levels.

Due to the events that occurred in the third quarter, we have had to reevaluate our position in Russian debt and have reduced the Russian weighting in the portfolio to about 2%. The country has lost its economic anchor (stable currency and low inflation) and these events have increased the scope for political uncertainty. The change in leadership, which was announced on August 24, is evidence of the fragile political landscape. We expect both the political and economic climate to remain worrisome in the near term. Russian foreign exchange reserves are extremely low and they will likely rely on capital controls to prevent a complete run on the ruble. The Russians will also have to renegotiate the terms of their existing IMF agreement before receiving any further money. We have also repositioned the portfolio with higher quality credits, such as Colombia and Panama and with uncorrelated credits such as Turkey and Bulgaria.

In September, emerging debt markets rebounded smartly from August's dramatic sell off. During the month, the market benefited from a slight increase in commodity prices, a reduction in U.S. rates and most importantly from supportive comments from members of the G7, the IMF and the World Bank, who expressed their desire to stop economic chaos from spreading any further. These factors caused the market to jump by almost 10% with Venezuela, Bulgaria and Morocco leading the pack and Mexico, Brazil and Russia lagging.

Corporate securities which represent less than 15% of the portfolio are less liquid than sovereign securities. Broadly speaking, corporate euro-bonds did not rally with sovereign debt in September, as the dramatic sell-off in August raised the premium demanded by investors for liquidity. In addition, many of the macro economic policies prescribed by the IMF to shore up fiscal imbalances, such as tight monetary policy, decreased government expenditures and increased taxes, would limit economic growth and adversely impact business conditions. During the month, Venezuela benefited from an increase in oil prices and a decline in the lead held by the ex-coup leader Chavez in presidential pre-election polls. Chavez has made frequent non-investor friendly statements throughout his campaign and has openly discussed restructuring Venezuela's external debt. While the market was relieved by a decrease in his lead, we still view the political situation in Venezuela as too risky and remain underweight.

OUTLOOK

Over the next few months, the ability of the emerging debt market to enjoy a sustained rally is largely in the hands of Brazil. We will be watching to see how quickly and decisively the authorities act towards addressing fiscal imbalances and securing multilateral aid. An aid package alone will not cure Brazil's ailments. Any aid must be coupled with a significant fiscal adjustment, which would include large spending cuts and structural reform. As would be imagined, implementing large spending cuts is politically difficult.
In addition, the government must carefully manage its monetary policy to avoid a recession. We will continue to underweight Brazil in this environment. There are no easy answers for Brazil and we expect the road to recovery to be strewn with potholes of disappointment. Without further clarity with regard to Brazil,
the market's upside potential will be limited.   During the next quarter, the
global backdrop will likely remain problematic and liquidity for emerging market countries will remain constrained. These factors coupled with year-end selling pressure should cause volatility to remain high.

For the high yield position of the Fund, the U.S. Treasuries market was one of the few markets that performed well. Ten-year Treasuries returned slightly over 9% for the third quarter compared to a loss of 7% in the stock market averages (and more for most mutual fund investors) and a loss of 4.8% in the high yield market. As a result of the diverging moves of the high yield and Treasury markets, high yield spreads widened to over 600 basis points; levels not seen in markets in many years. The high yield market is pricing a recession for the U.S. economy, an event not yet evident in the financial statements of the companies we invest in nor in the aggregate economic statistics.

The best performing sectors in the market were the most defensive, higher quality credits in less cyclical industries. Our focus on larger capitalization public companies helped support the high yield side of the portfolio. The losers in the quarter were venture-capital-like telecom bonds, European issuers and companies of weaker credit quality.

The market has become quite illiquid. Dealers are trying to keep inventories low, mutual fund flows are low to negative and some hedge funds have been attempting to sell. As a result it is very difficult to reposition the portfolio. We have made some minor moves to buy some out of favor cyclical bonds, but we also have interest in better quality cable bonds or energy bonds that have also cheapened sharply in the market.

While we may not be at a market bottom yet, the high yield market looks as attractive as it has in quite some time. One can now earn in three years in the high yield market what it would take to earn in five years in the Treasury market. With the market now yielding about 11%, double digit returns could be in our not too distant future.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR,

October 1998



THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.


--------------------------------------------------------------------------------

EFFECTIVE OCTOBER 1998, THOMAS L. BENNETT, STEPHEN F. ESSER AND ABIGAIL L. MCKENNA HAVE JOINED ROBERT E. ANGEVINE, CURRENTLY A PORTFOLIO MANAGER OF THE FUND, IN THE DAY-TO-DAY MANAGEMENT OF THE FUND'S ASSETS. THOMAS L. BENNETT, A MANAGING DIRECTOR OF MORGAN STANLEY & CO. INCORPORATED ("MS&CO"), JOINED MORGAN STANLEY ASSET MANAGEMENT ("MSAM") IN 1996 AND HAS BEEN A PORTFOLIO MANAGER WITH MSAM'S AFFILIATE, MILLER ANDERSON & SHERRERD, LLP ("MAS") SINCE 1984. STEPHEN F. ESSER, A MANAGING DIRECTOR OF MS&CO JOINED MSAM IN 1996 AND HAS BEEN A PORTFOLIO MANAGER WITH MAS SINCE 1988. ABIGAIL L. MCKENNA JOINED MSAM IN 1996 AND IS A VICE PRESIDENT OF MSAM AND MS&CO. PRIOR TO JOINING MSAM, SHE WAS A SENIOR PORTFOLIO MANAGER AT MIMCO FROM 1995 TO 1996 AND A LIMITED PARTNER AT WEISS PECK & GREER FROM 1991 TO 1995, WHERE SHE WAS RESPONSIBLE FOR THE TRADING AND MANAGEMENT OF CORPORATE BOND PORTFOLIOS.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                                        TOTAL RETURN (%)
                                     ------------------------------------------------------------------------------------
                                        MARKET VALUE (1)              NET ASSET VALUE (2)                INDEX (3)
                                     -------------------------     -------------------------     -------------------------
                                                        AVERAGE                       AVERAGE                       AVERAGE
                                      CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL
                                      ----------         ------     ----------         ------     ----------         ------
          Fiscal Year to Date          -26.65%              --       -27.84%              --         9.73%              --
          One Year                     -27.47           -27.47%      -29.95           -29.95%       10.26            10.26%
          Since Inception*              21.77             4.36        25.40             5.34        46.69             9.22

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION:

                                            [GRAPH]

                                             YEAR ENDED DECEMBER 31,           NINE MONTHS
                                                                                  ENDED
                                                                               SEPTEMBER 30,
                                  1994*        1995        1996        1997         1998
                                 -------     -------     -------     -------  -------------
Net Asset Value Per Share. . .   $ 12.25     $ 12.99     $ 14.86     $ 13.74     $  9.14
Market Value Per Share . . . .   $ 12.50     $ 12.50     $ 14.63     $ 13.13     $  8.88
Premium/(Discount) . . . . . .       2.0%       -3.8%       -1.5%        4.4%        2.8%
Income Dividends . . . . . . .   $  0.91     $  1.59     $  1.49     $  1.30     $  0.90
Capital Gains Distributions. .        --          --     $  0.50     $  2.30     $  0.06
Fund Total Return (2). . . . .     -6.42%      20.34%      31.45%      17.38%      27.84%
Index Total Return (3) . . . .      0.46%      22.37%      25.36%      12.56%      -9.73%



(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Global Opportunity Blended Composite is comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index, and 50% of the CS First Boston High Yield Index. Prior to 1998, the Fund used a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of September 30, 1998, the Fund's investment in debt instruments was comprised of 60% emerging markets debt securities and 40% U.S. high yield securities.
 *   The Fund commenced operations on May 27, 1994.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Portfolio Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Debt Instruments                     (99.9%)
Short-Term Investments                (0.1%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS
                                       [CHART]

Other                                (13.0%)
United Kingdom                        (1.4%)
Panama                                (1.9%)
Colombia                              (1.9%)
Russia                                (2.0%)
Korea                                 (2.4%)
Bulgaria                              (2.9%)
Brazil                                (7.6%)
Argentina                            (13.9%)
United States                        (38.7%)
Mexico                               (14.3%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                            PERCENT OF
                                                            NET ASSETS
                                                            ----------
  1.  United Mexican StatesPar Bond 'W-B'
           6.25%, 12/31/19 (Mexico)                             5.9%
  2.  Republic of Argentina
           6.188%, 3/31/05 (Argentina)                          5.6
  3.  Republic of Argentina Par Bond 'L-GP'
           5.75%, 3/31/23 (Argentina)                           3.3
  4.  Republic of Argentina Global Bond
           11.375%, 1/30/17 (Argentina)                         2.7
  5.  Federative Republic of Brazil 'EI-L' Bond
           6.625%, 4/15/06 (Brazil)                             2.6
  6.  Federative Republic of Brazil
           9.375%, 4/7/08 (Brazil)                              2.5
  7.  United Mexican States
           11.50%, 5/15/26 (Mexico)                             2.3
  8.  United Mexican States Global Bond
           11.375%, 9/15/16 (Mexico)                            1.9
  9.  Federative Republic of Brazil Debt
            Conversion 'L' Bond
           9.375%, 4/7/08  (Brazil)                             1.8
 10.  National Financiera
           17.00%, 2/26/99 (Mexico)                             1.6
                                                               ----
                                                               30.2%
                                                               ----
                                                               ----

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS (UNAUDITED)
-------
SEPTEMBER 30, 1998

                                                     FACE
                                                   AMOUNT              VALUE
                                                    (000)              (000)
-----------------------------------------------------------------------------
DEBT INSTRUMENTS(96.8%)
-----------------------------------------------------------------------------
ARGENTINA (13.9%)
CORPORATE (2.3%)
(b)  Acindar Industries
     11.555%, 11/12/98                       U.S.$    300        U.S.$   291
(a)  CIA International Telecom
      10.375%, 8/1/04                        ARP      700                420
(a)  Supercanal Holdings S.A.
      11.50%, 5/15/05                        U.S.$    300                174
                                                                 ------------
                                                                         885
                                                                 ------------
SOVEREIGN (11.6%)
(b)  Republic of Argentina
      6.188%, 3/31/05                               2,698              2,135
     Republic of Argentina Global Bond
      9.75%, 9/19/27
      11.375%, 1/30/17                              1,100              1,012
(c)  Republic of Argentina Par Bond 'L-GP'
      5.75%, 3/31/23                                1,880              1,268
                                                                 ------------
                                                                       4,415
                                                                 ------------
                                                                       5,300
                                                                 ------------
-----------------------------------------------------------------------------
AUSTRALIA (0.7%)
CORPORATE (0.7%)
     Murrin Murrin Holdings Property Ltd.
      9.375%, 8/31/07                                 300                249
                                                                 ------------
-----------------------------------------------------------------------------
BERMUDA (0.3%)
CORPORATE (0.3%)
     Flag Ltd.
      8.25%, 1/30/08                                  100                 95
                                                                 ------------
-----------------------------------------------------------------------------
BRAZIL (7.6%)
CORPORATE (0.8%)
(a,c)Compania Energetica Sao Paulo
      9.125%, 6/26/07                                 100                 68
(a)  Globopar
      10.50%, 12/20/06                                 80                 42
      10.625%, 12/5/08                                400                210
                                                                 ------------
                                                                         320
                                                                 ------------
SOVEREIGN (6.8%)
     Federative Republic of Brazil
      9.375%, 4/7/08                                1,520                943
(b)  Federative Republic of Brazil
      'EI-L' Bond
      6.625%, 4/15/06                               1,698                980
(b)  Federative Republic of Brazil Debt
      Conversion 'L' Bond
      6.688%, 4/15/12                               1,330                668
                                                                 ------------
                                                                       2,591
                                                                 ------------
                                                                       2,911
                                                                 ------------
-----------------------------------------------------------------------------
BULGARIA (2.9%)
SOVEREIGN (2.9%)
(b)  Republic of Bulgaria Discount
      Bond 'A' Euro
      6.688%, 7/28/24                                 770                491
(c)  Republic of Bulgaria Front Loaded
      Interest Reduction Bond
      2.50%, 7/28/12                                  450                207
(b)  Republic of Bulgaria Past Due
      Interest Bond 6.688%, 7/28/11                   700                413
                                                                 ------------
                                                                       1,111
                                                                 ------------
-----------------------------------------------------------------------------
CAYMAN ISLANDS (1.2%)
CORPORATE (0.4%)
(a)  Hutchinson Whampoa Financial 'B'
      7.45%, 8/1/17                                   215                153
SOVEREIGN (0.8%)
(a)  Pera Financial Services
      9.375%, 10/15/02                                450                290
                                                                 ------------
                                                                         443
                                                                 ------------
-----------------------------------------------------------------------------
CHILE (0.7%)
CORPORATE (0.7%)
     Endesa
      7.75%, 7/15/08                                  315                279
                                                                 ------------
-----------------------------------------------------------------------------
COLOMBIA (1.9%)
SOVEREIGN (1.9%)
 Republic of Colombia
  7.625%, 2/15/07                                     330                228
(b)  8.82%, 8/13/05                                   600                505
                                                                 ------------
                                                                         733
                                                                 ------------
-----------------------------------------------------------------------------
ECUADOR (1.0%)
CORPORATE (0.7%)
(a)  Conecel
      14.00%, 5/1/02                                  500                260
                                                                 ------------
SOVEREIGN (0.3%)
(b)  Republic of Ecuador Discount Bond
      6.625%, 2/28/25                                 250                117
                                                                 ------------
                                                                         377
                                                                 ------------
-----------------------------------------------------------------------------
GERMANY (0.6%)
CORPORATE (0.6%)
(c)  RSL Communications plc
      0.00%, 6/15/08                         DEM      500                144
(a)  Sirona Dental Systems
      9.125%, 7/15/08                                 175                 94
                                                                 ------------
                                                                         238
                                                                 ------------
-----------------------------------------------------------------------------

                                                     FACE
                                                   AMOUNT              VALUE
                                                    (000)              (000)
-----------------------------------------------------------------------------
INDONESIA (0.5%)
CORPORATE (0.5%)
     Hermes Europe Railtel B.V.
      11.50%, 8/15/07                        U.S.$    190        U.S.$   201
                                                                 ------------
-----------------------------------------------------------------------------
JAMAICA (0.9%)
CORPORATE (0.9%)
     Mechala Group Jamaica, Ltd. 'B'
      12.75%, 12/30/99                                500                347
                                                                 ------------
-----------------------------------------------------------------------------
KOREA (2.4%)
CORPORATE (1.2%)
     Korea Electric Power Corp.
      7.00%, 10/1/02                                  500                395
(a)  Samsung Electronics, Co.
      7.45%, 10/1/02                                  100                 73
                                                                 ------------
                                                                         468
                                                                 ------------
SOVEREIGN (1.2%)
     Korea Development Bank
      7.125%, 9/17/01                                 500                431
                                                                 ------------
                                                                         899
                                                                 ------------
-----------------------------------------------------------------------------
MEXICO (14.3%)
CORPORATE (1.1%)
(a)  Innova
      12.875%, 4/1/07                                 370                205
(b)  Petro Mexicanos
      11.157%, 7/15/05                                240                207
                                                                 ------------
                                                                         412
                                                                 ------------
SOVEREIGN (13.2%)
     National Financiera
      17.00%, 2/26/99                        ZAR    4,000                612
     United Mexican States
      11.50%, 5/15/26                        U.S.$    910                883
(b)  United Mexican States
      Discount Bond 'A'
      6.594%, 12/31/19                                 10                  8
(b)  United Mexican States Discount Bond 'B'
      6.477%, 12/31/19                                250                194
(b)  United Mexican States Discount Bond 'D'
      6.602%, 12/31/19                                300                232
     United Mexican States Global Bond
      9.875%, 1/15/07                                 160                148
      11.375%, 9/15/16                                750                713
     United Mexican States Par Bond 'W-B`
      6.25%, 12/31/19                               3,050              2,265
                                                                 ------------
                                                                       5,055
                                                                 ------------
                                                                       5,467
                                                                 ------------
-----------------------------------------------------------------------------
NETHERLANDS (0.7%)
CORPORATE (0.7%)
(a)  Cellco Finance NV
      15.00%, 8/1/05                                  320                259
                                                                 ------------
-----------------------------------------------------------------------------
PANAMA (1.9%)
SOVEREIGN (1.9%)
     Republic of Panama
      8.875%, 9/30/27                                 870                731
                                                                 ------------
-----------------------------------------------------------------------------
PERU (1.0%)
SOVEREIGN (1.0%)
(a,c)Peru Past Due Interest Bond
      0.00%, 3/7/17                                   250                127
(c)  Republic of Peru Front Loaded
     Interest Reduction Bond
      3.25%, 3/7/17                                   250                113
      3.25%, 3/7/17                                   350                158
                                                                 ------------
                                                                         398
                                                                 ------------
-----------------------------------------------------------------------------
PHILIPPINES (0.5%)
CORPORATE (0.5%)
     Philippine Long Distance Telephone
      7.85%, 3/6/07                                   250                191
                                                                 ------------
-----------------------------------------------------------------------------
RUSSIA (2.0%)
CORPORATE (0.5%)
 (c) PTC International Finance B.V.
      0.00%, 7/1/07                                   300                180
(a)  Unexim International Finance
      9.875%, 8/1/00                                  250                 15
      9.875%, 8/1/00                                   50                  3
                                                                 ------------
                                                                         198
                                                                 ------------
SOVEREIGN (1.5%)
(b)  Russia Principal Note, PIK
      3.313%, 12/15/20                              3,180                208
(a)  Russian Federation
      8.75%, 7/24/05                                  800                143
      11.00%, 7/24/18                               1,130                198
                                                                 ------------
                                                                         549
                                                                 ------------
                                                                         747
                                                                 ------------
-----------------------------------------------------------------------------
TURKEY (0.7%)
SOVEREIGN (0.7%)
(a)  Pera Financial Services
      9.375%, 10/15/02                                400                258
                                                                 ------------
-----------------------------------------------------------------------------
UNITED KINGDOM (1.4%)
CORPORATE (1.4%)
     Colt Telecommunications Group plc
      7.625%, 7/31/08                        DEM      225                121
(c)  Dolphin Telecommunications plc
      0.00%, 6/1/08                          ECU      190                 90
-----------------------------------------------------------------------------

                                                     FACE
                                                   AMOUNT              VALUE
                                                    (000)              (000)
-----------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
(a)  Esprit Telecommunications Group plc
      11.00%, 6/15/08                        DEM      655        U.S.$   337
                                                                 ------------
                                                                         548
                                                                 ------------
-----------------------------------------------------------------------------
UNITED STATES (38.7%)
ASSET - BACKED SECURITIES (3.6%)
     Aircraft Lease Portfolio
      Securitization Ltd. 1996-1 P1D
      12.75%, 6/15/06                        U.S.$    360                360
     CFS 1997-5 'A1'
      7.72%, 6/15/05                                  253                257
     DR Securitized Lease Trust
      1993-K1 A1 6.66%, 8/15/10                       152                146
      1994-K1 A1 7.60%, 8/15/07                       438                443
(a)  First Home Mortgage Acceptance Corp.,
      1996-B, Class C 7.929%, 11/1/18                 243                186
                                                                 ------------
                                                                       1,392
                                                                 ------------
CORPORATE (34.6%)
     AES Corp.
      8.50%, 11/1/07                                  215                202
(a)  American Cellular Corp.
      10.50%, 5/15/08                                 160                155
     American Standard Cos., Inc.
      7.375%, 2/1/08                                  200                202
     AMSC Acquisition Co., Inc. 'B'
      12.25%, 4/1/08                                  180                104
(a)  CA FM Lease Trust
      8.50%, 7/15/17                                  239                269
     CB Richard Ellis Services
      8.875%, 6/1/06                                   55                 54
     Chancellor Media Corp. 'B'
      8.125%, 12/15/07                                135                131
     Chesapeake Energy Corp. 'B'
      9.625%, 5/1/05                                   35                 31
     Columbia/HCA Healthcare
      6.91%, 6/15/05                                  300                293
      7.00%, 7/1/07                                    90                 87
      7.69%, 6/15/25                                  350                312
     Comcast Cellular Holdings 'B'
      9.50%, 5/1/07                                    75                 77
     CSC Holdings, Inc.
      7.25%, 7/15/08                                  180                179
      7.875%, 12/15/07                                175                181
      9.875%, 5/15/06                                 220                239
     Dobson Communications Corp.
      11.75%, 4/15/07                                  75                 73
(a)  EES Coke Battery Co., Inc.
      9.382%, 4/15/07                                 100                 98
(a)  Fresenius Medical Care AG
      7.875%, 2/1/08                                  130                122
     Globalstar LP
      11.375%, 2/15/04                                165                112
     Grand Casinos
      10.125%, 12/1/03                                400                424
     HMH Properties 'A'
      7.875%, 8/1/05                                  355                359
(c)  Intermedia Communications, Inc. 'B'
      0.00%, 7/15/07                                  565                407
     Iridium LLC/Capital Corp. 'A'
      13.00%, 7/15/05                                  90                 78
(a)  Iridium LLC/Capital Corp.
      13.00%, 7/15/05                                  55                 48
     ISP Holdings, Inc. 'B'
      9.00%, 10/15/03                                 195                203
     IXC Communications, Inc.
      9.00%, 4/15/08                                  305                300
     Jet Equipment Trust 'C1'
      C1' 11.79%, 6/15/13                             175                243
     K Mart Funding Corp. 'F'
      8.80%, 7/1/10                                   100                106
     Lenfest Communications, Inc.
      8.375%, 11/1/05                                 335                351
(a)  Level 3 Communications, Inc.
      9.125%, 5/1/08                                  125                118
     Musicland Group, Inc.
      9.00%, 6/15/03                                  100                 95
     Musicland Group, Inc. 'B'
      9.875%, 3/15/08                                 175                167
     Navistar Financial Corp. 'B'
      9.00%, 6/1/02                                    65                 68
(c)  Nextel Communications, Inc.
      0.00%, 8/15/04                                  485                467
      0.00%, 9/15/07                                  360                229
      0.00%, 2/15/08                                  150                 90
(c)  NEXTLINK Communications, Inc.
      0.00%, 4/15/08                                  375                215
     Niagara Mohawk Power 'G'
      7.75%, 10/1/08                                   48                 51
(c)  Niagara Mohawk Power 'H'
      0.00%, 7/1/10                                    86                 62
(c)  Norcal Waste Systems, Inc.
      13.50%, 11/15/05                                250                274
(a)  NSM Steel, Inc.
      12.25%, 2/1/08                                  100                 45
(a,c)NTL Inc.
      0.00%, 4/1/08                          GBP      330                286
(a)  Onepoint Communications Corp.
      14.50%, 6/1/08                         U.S.$    145                110
     Outdoor Systems, Inc.
      8.875%, 6/15/07                                 410                423
     Primus Telecommunications Group 'B'
      9.875%, 5/15/08                                 145                126
     PSINet, Inc. 'B'
      10.00%, 2/15/05                                 110                110
-----------------------------------------------------------------------------

                                                     FACE
                                                   AMOUNT              VALUE
                                                    (000)              (000)
-----------------------------------------------------------------------------
UNITED STATES (CONTINUED)
     Qwest Communications International
      10.875%, 4/1/07                        U.S.$    135        U.S.$   155
(c)   0.00%, 10/15/07                                 485                374
(c)  RCN Corp.
      0.00%, 10/15/07                                 725                395
     Revlon, Inc.
      8.125%, 2/1/06                                  125                123
(a,c)Rhythms Netconnections
      0.00%, 5/15/08                                  400                160
     Rogers Cablesystems 'B'
      10.00%, 3/15/05                                 425                462
     Rogers Communications, Inc.
      9.125%, 1/15/06                                  90                 90
     RSL Communications plc
      9.125%, 3/1/08                                  315                274
(a)  Samsung Electron America
      9.75%, 5/1/03                                   300                227
(a,c)SB Treasury Co. LLC
      9.40%, 12/29/49                                 100                 88
     SD Warren Co. 'B'
      12.00%, 12/15/04                                215                235
     Sinclair Broadcast Group
      9.00%, 7/15/07                                  475                475
     Smithfield Foods, Inc.
      7.625%, 2/15/08                                  50                 49
(a)  Smithfield Foods, Inc.
      7.625%, 2/15/08                                  95                 93
(a)  Snyder Oil Corp.
      8.75%, 6/15/07                                  315                321
     Southland Corp.
      5.00%, 12/15/03                                 315                262
     Station Casinos, Inc.
      9.625%, 6/1/03                                  175                172
     Tenet Healthcare Corp.
      8.625%, 1/15/07                                 405                420
     Vencor, Inc.
      9.875%, 5/1/05                                  250                200
(a,c)Viatel, Inc.
      0.00%, 4/15/08                                  105                 50
(c)  WAM! Net Inc. 'B'
      0.00%, 3/1/05                                   200                109
     Western Financial Bank
      8.875%, 8/1/07                                  120                100
                                                                 ------------
                                                                      13,210
                                                                 ------------
     Collateralized Mortgage Obligation (0.5%)
     Long Beach Auto 1997-1, 'B'
      14.22, 10/26/03                                 179                178
                                                                 ------------
                                                                      14,780
                                                                 ------------
-----------------------------------------------------------------------------
VENEZUELA (1.0%)
SOVEREIGN (1.0%)
(c)  Republic of Venezuela Debt
      Conversion Bond 'DL'
      6.625%, 12/18/07                                679                388
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
      (Cost U.S.$42,626)                                              36,950
                                                                 ------------
-----------------------------------------------------------------------------
                                                   NO. OF
                                                   RIGHTS
-----------------------------------------------------------------------------
RIGHTS (0.0%)
-----------------------------------------------------------------------------
MEXICO (0.0%)
     United Mexican States
      0.00%, 6/30/03 (Cost U.S.$0)                862,000                 --
                                                                 ------------
-----------------------------------------------------------------------------
                                                   NO. OF
                                                 WARRANTS
-----------------------------------------------------------------------------
WARRANTS(0.0%)
-----------------------------------------------------------------------------
NIGERIA (0.0%)
     Central Bank of Nigeria, expiring                250                 --
                                                                 ------------
-----------------------------------------------------------------------------
UNITED STATES (0.0%)
(a)  American Mobile Satellite Corp.,
      expiring 4/1/08                                 180                 --   @
(a)  NSM Steel, Inc., expiring 2/1/08              63,309                 --   @
     WAM! Net., Inc., expiring 3/1/05                 600                  3
                                                                 ------------
                                                                           3
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL WARRANTS
      (Cost U.S.$0)                                                        3
                                                                 ------------
-----------------------------------------------------------------------------
                                                   SHARES
-----------------------------------------------------------------------------
PREFERRED STOCK (0.0%)
-----------------------------------------------------------------------------
UNITED STATES
     IXC Communications, Inc. 'B' PIK                   4                  5
     Viatel, Inc., Series 'A' 10.00%                   52                 --   @
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL PREFERRED STOCK
      (Cost U.S.$0)                                                        5
                                                                 ------------
-----------------------------------------------------------------------------
                                                     Face
                                                   Amount
                                                     (000)
-----------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (0.0%)
     Argentine Peso                          ARP       16                 16
     French Franc                            FRF        1                 --   @
                                                                 ------------
     (Cost U.S.$16)                                                       16
                                                                 ------------
-----------------------------------------------------------------------------

                                                   AMOUNT             AMOUNT
                                                     (000)              (000)
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (96.8%)
     (Cost U.S.$42,642)                                          U.S.$36,974
                                                                 ------------
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (3.2%)
     Other Assets                            U.S.$  4,541
     Liabilities                                   (3,332)             1,209
                                             -------------       ------------
-----------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 4,178,082 issued and
      outstanding U.S.$0.01 par value
      shares (100,000,000 shares
      authorized)                                                U.S.$38,183
                                                                 ------------
                                                                 ------------
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$  9.14
                                                                 ------------
                                                                 ------------
-----------------------------------------------------------------------------


    @ --   Value is less than U.S.$500.
  (a) --   144A Security - certain conditions for public sale may exist.
  (b) -- Variable/floating rate security -- rate disclosed is as of September 30, 1998.
  (c) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1998. Maturity date disclosed is the ultimate maturity.
  PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.